INTANGIBLE ASSETS	6 Months Ended
Jun. 30, 2020
Intangible assets and goodwill [abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS
The following table summarizes the movement in the net book value of intangible assets, including goodwill for the six-month period ended June 30.

	Six-month period
	2020	2019

Balance as of January 1	5,688	5,670

Adjustment due to new accounting standard (IFRS 16)	—	(15)
Additions	124	101
Amortization	(178)	(204)
Translation adjustment	(519)	148
Other	4	—

Balance as of June 30	5,119	5,700

Goodwill
Included within total intangible asset movements for the six month periods ended June 30, 2020, as shown above, are the following movements in goodwill for the group, per cash generating unit ("CGU"):

CGU *	June 30, 2020	Currency translation	December 31, 2019

Russia	2,005	(260)	2,265
Algeria	1,077	(90)	1,167
Pakistan	309	(26)	335
Kazakhstan	145	(9)	154
Uzbekistan	36	(2)	38

Total	3,572	(387)	3,959
* There is no goodwill allocated to the CGUs of Ukraine, Bangladesh, Armenia, Kyrgyzstan or Georgia
Impairment analysis
Goodwill is tested for impairment annually (at October 1) or when circumstances indicate the carrying value may be impaired. The Company’s impairment test for goodwill is primarily based on fair value less cost of disposal calculations that use a discounted cash flow model. When reviewing for indicators of impairment in interim periods, the Company considers, amongst others, the relationship between its market capitalization and its book value, as well as weighted average cost of capital and the quarterly financial performances of each cash-generating unit ("CGU"). In addition to the above, in the first half of 2020, the Company also considered the impact of COVID-19 when reviewing for indicators of impairment (refer Note 1 for further details).
As a result of the above, the Company performed impairment testing for Russia CGU as of June 30, 2020. Based on the recoverable amount calculated and the carrying value of the CGU, no impairment loss was recorded in the first half of 2020.
Although we believe that judgments made supporting our impairment assessment are reasonable (relying on information reasonably available to us), the COVID-19 pandemic makes it challenging for us to estimate the future performance of our CGUs. As circumstances change and/or new information becomes available, we may be required to record impairments in future periods.
Key assumptions
The recoverable amount of the CGU has been determined based on fair value less costs of disposal calculations, using cash flow projections from the business plan prepared by management. For further details regarding calculations and assumptions used for impairment testing, refer to the Group’s audited annual consolidated financial statements as of and for the year ended December 31, 2019.

CGU	Discount rate	Average growth rate *	Terminal growth rate	Average operating margin *	Average CAPEX / revenue *,**

Russia	9.6%	4.3%	1.6%	32.4%	28.8%

* During the explicit forecast period of five years
** CAPEX excludes licenses and ROU

Sensitivity to changes in assumptions
The following table illustrates the CGU's remaining headroom if certain key parameters would adversely change by one percentage point within both the explicit forecast period and the terminal period. Any additional adverse changes in the key parameters by more than one percentage point would further proportionally decrease the headroom.

		Remaining headroom / (impairment) as a result of change in assumption
CGU	Existing headroom	Discount rate	Average growth rate *	Terminal growth rate	Average operating margin ***	Average CAPEX / revenue **,***
		+1 pp	-1 pp	-1 pp	-1 pp	+1 pp

Russia	17	(682)	(262)	(558)	(465)	(472)

* During the explicit forecast period of five years
** CAPEX excludes licenses and ROU
*** During the explicit forecast period of five years and terminal value